Capital Group U.S. Small and Mid Cap ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 98.01% Industrials 19.55%	Shares	Value (000)
Comfort Systems USA, Inc.	22,864	$32,681
Bloom Energy Corp., Class A (a)	145,829	22,701
XPO, Inc. (a)	102,124	21,494
ATI, Inc. (a)	130,651	21,373
AGCO Corp.	150,326	20,520
Crane Co.	100,558	20,165
Karman Holdings, Inc. (a)	222,954	19,644
Core & Main, Inc., Class A (a)	356,442	19,305
Ingersoll-Rand, Inc.	186,528	17,560
United Rentals, Inc.	18,640	15,658
APi Group Corp. (a)	340,310	15,130
FTAI Aviation, Ltd.	47,781	14,611
Generac Holdings, Inc. (a)	55,776	12,570
Applied Industrial Technologies, Inc.	43,890	12,402
CSX Corp.	286,381	12,226
Toro Co. (The)	120,833	11,946
PACCAR, Inc.	89,575	11,295
Alaska Air Group, Inc. (a)	207,519	10,708
Copart, Inc. (a)	236,071	8,992
CSW Industrials, Inc.	30,365	8,937
		329,918
Financials 17.71%
RenaissanceRe Holdings, Ltd.	106,973	32,355
Brown & Brown, Inc.	450,360	32,345
Capital One Financial Corp.	134,933	26,398
Victory Capital Holdings, Inc., Class A	310,760	21,498
Fifth Third Bancorp	434,490	21,494
KeyCorp	975,030	20,222
WEX, Inc. (a)	129,229	19,280
LPL Financial Holdings, Inc.	48,531	14,578
StepStone Group, Inc., Class A	331,513	14,301
Kinsale Capital Group, Inc.	32,845	12,799
Fiserv, Inc. (a)	196,896	12,265
Essent Group, Ltd.	199,662	12,147
TPG, Inc., Class A	248,331	10,783
Ameriprise Financial, Inc.	21,823	10,259
Artisan Partners Asset Management, Inc., Class A	244,748	9,858
Affirm Holdings, Inc., Class A (a)	196,626	9,238
Tradeweb Markets, Inc., Class A	72,857	8,980
Hamilton Lane, Inc., Class A	73,490	7,712
Figure Technology Solutions, Inc. (a)(b)	95,279	2,409
		298,921
Capital Group U.S. Small and Mid Cap ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 15.84%	Shares	Value (000)
Vail Resorts, Inc.	261,330	$35,491
LKQ Corp.	1,043,508	34,551
YUM! Brands, Inc.	167,046	28,090
Texas Roadhouse, Inc.	100,804	18,434
Aptiv Holdings, Ltd. (a)	239,785	17,634
Hilton Worldwide Holdings, Inc.	55,313	17,246
Five Below, Inc. (a)	73,352	16,396
Acushnet Holdings Corp.	150,028	15,352
Covista, Inc. (a)	147,079	14,414
General Motors Co.	181,258	14,267
TopBuild Corp. (a)	25,971	11,643
CAVA Group, Inc. (a)	127,478	10,513
D.R. Horton, Inc.	63,677	10,213
Wingstop, Inc.	35,593	9,237
Chipotle Mexican Grill, Inc. (a)	236,300	8,795
Flutter Entertainment PLC (a)	48,298	5,126
		267,402
Information technology 11.86%
Keysight Technologies, Inc. (a)	88,536	27,210
Ingram Micro Holding Corp.	1,137,136	23,527
Ciena Corp. (a)	64,815	22,601
Fabrinet, non-registered shares (a)	39,393	21,494
Procore Technologies, Inc. (a)	348,110	19,160
Lumentum Holdings, Inc. (a)	27,311	19,142
Flex, Ltd. (a)	231,889	14,614
Cloudflare, Inc., Class A (a)	68,557	11,805
MongoDB, Inc., Class A (a)	31,461	10,334
GPGI, Inc., Class A	421,129	9,454
Fair Isaac Corp. (a)	6,270	8,837
Q2 Holdings, Inc. (a)	165,130	7,946
CoreWeave, Inc., Class A (a)	52,059	4,142
		200,266
Health care 9.21%
Align Technology, Inc. (a)	125,802	23,915
Ionis Pharmaceuticals, Inc. (a)	274,522	22,277
Illumina, Inc. (a)	108,004	14,522
Cooper Cos., Inc. (a)	158,209	13,237
Medline, Inc., Class A (a)	240,611	11,431
Veeva Systems, Inc., Class A (a)	61,547	11,202
Humana, Inc.	56,411	10,749
Halozyme Therapeutics, Inc. (a)	141,333	9,827
Bio-Techne Corp.	150,028	8,852
Centessa Pharmaceuticals PLC (ADR) (a)	300,094	8,061
NewAmsterdam Pharma Co. NV (a)	206,476	7,322
Natera, Inc. (a)	34,195	7,114
Alignment Healthcare, Inc. (a)	358,431	6,889
		155,398
Capital Group U.S. Small and Mid Cap ETF — Page 2 of 5

unaudited
Common stocks (continued) Consumer staples 6.82%	Shares	Value (000)
US Foods Holding Corp. (a)	571,986	$55,260
Monster Beverage Corp. (a)	280,895	23,960
e.l.f. Beauty, Inc. (a)	242,011	22,277
Caseys General Stores, Inc.	19,931	13,665
		115,162
Energy 3.98%
Diamondback Energy, Inc.	107,761	18,759
SLB, Ltd.	339,059	17,407
Baker Hughes Co., Class A	247,194	16,132
Expand Energy Corp.	138,481	14,945
		67,243
Utilities 3.45%
Exelon Corp.	721,399	35,687
PG&E Corp.	657,250	12,488
NRG Energy, Inc.	56,079	10,036
		58,211
Communication services 3.30%
ROBLOX Corp., Class A (a)	243,494	16,718
New York Times Co., Class A	188,410	15,033
Charter Communications, Inc., Class A (a)	52,183	12,244
Live Nation Entertainment, Inc. (a)	71,942	11,665
		55,660
Materials 3.18%
Westlake Corp.	139,589	14,710
Perpetua Resources Corp. (a)	393,068	14,488
Element Solutions, Inc.	393,583	13,811
Royal Gold, Inc.	35,764	10,722
		53,731
Real estate 3.11%
Simon Property Group, Inc. REIT	115,576	23,560
Essex Property Trust, Inc. REIT	51,580	13,159
Crown Castle, Inc. REIT	105,646	9,460
Zillow Group, Inc., Class A (a)	139,286	6,240
		52,419
Total common stocks (cost: $1,533,307,000)		1,654,331
Short-term securities 2.13% Money market investments 1.96%
Capital Group Central Cash Fund 3.65% (c)(d)	330,882	33,088
Money market investments purchased with collateral from securities on loan 0.17%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.59% (c)(e)	2,811,476	2,811
Total short-term securities (cost: $35,896,000)		35,899
Total investment securities 100.14% (cost: $1,569,203,000)		1,690,230
Other assets less liabilities (0.14)%		(2,367)
Net assets 100.00%		$1,687,863
Capital Group U.S. Small and Mid Cap ETF — Page 3 of 5

unaudited
Investments in affiliates (d)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 1.96%
Money market investments 1.96%
Capital Group Central Cash Fund 3.65% (c)	$2,965	$180,320	$150,191	$(9)	$3	$33,088	$460

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 2/28/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group U.S. Small and Mid Cap ETF — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-323-0426
Capital Group U.S. Small and Mid Cap ETF — Page 5 of 5